CENTENNIAL AMERICA FUND, L.P.
                  Supplement dated June 15, 1998 to the
        Statement of Additional Information dated April 24, 1998


The Statement of Additional Information is changed as follows:

1. The fifth sentence under the section entitled "Managing General Partners and Officers" on page 4 is modified as follows:

     All of the officers except Ms. Wolf and Mr. Zimmer hold similar position as officers of all the Denver Oppenheimer funds.

2. The biography for Dorothy G. Warmack under the section entitled "Managing General Partners and Officers" on page 6 is deleted.

3. The list of Corporate Industry Classifications (Exhibit B) on page B-1 is modified by including the following new classification: Asset Backed.


June 15, 1998                                                 PX0870.001